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                                                                       EXHIBIT 1

                                                       Draft of October 22, 1996

                                3,600,000 Shares

                            DENBURY RESOURCES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT



                                        __________, 1996


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
PRUDENTIAL SECURITIES INCORPORATED
JOHNSON RICE & COMPANY L.L.C.
  As representatives of the
    several underwriters
    named in Schedule I hereto
  277 Park Avenue
  New York, New York  10172

Dear Sirs:

                 Denbury Resources, Inc., a corporation organized under the Canada Business Corporations Act (the "Company"), proposes to issue and sell 3,600,000 shares of its Common Shares (the "Firm Shares") to the several underwriters named in Schedule I hereto (the "Underwriters"). The Company also proposes to issue and sell to the several Underwriters not more than 540,000 additional shares of its Common Shares (the "Additional Shares") if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the Shares. The common shares of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Shares.

                 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "1933 Act"), a registration statement on Form S-1
(File No. 333-12005) including a prospectus relating to the Shares, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the 1933 Act increasing the size of the offering
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registered under the 1933 Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the 1933 Act, is hereinafter referred to as the Registration Statement; and the prospectus (including any prospectus subject to completion taken together with any term sheet meeting the requirements of Rule 434(b) or Rule 434(c) under the 1933 Act) in the form first used to confirm sales of Shares is hereinafter referred as the Prospectus. The Company has also prepared and filed a short form preliminary prospectus (the "Canadian Preliminary Prospectus") relating to the Shares with the securities commissions (the "Canadian Securities Commissions" and, together with the Commission, the "Securities Commissions") of the provinces of British Columbia, Alberta and Ontario (the "Offering Provinces") in accordance with the provisions of the securities legislation, rules and regulations applicable therein, including National Policy No. 47 (collectively, the "Canadian Securities Legislation"), and shall prepare and file a final short form prospectus (the "Canadian Final Prospectus") as soon as possible and in any event not later than 5:00 p.m. (local time) on __________, 1996, or such other time and date as the Company and the Underwriters may agree in writing with the Canadian Securities Commissions and the Company shall have obtained either (a) a final expedited review receipt (the "Expedited Review Receipt") that evidences a final receipt has been issued for the Canadian Final Prospectus by each of the Canadian Securities Commissions under the expedited review system and procedures provided for in the Memorandum of Understanding for Expedited Review of Short Form Prospectus and Renewal Annual Information Forms dated November 15, 1994 (the "Expedited Review Process") or (b) a receipt from each of the Canadian Securities Commissions, dated the date of filing, and shall have taken all other steps and proceedings as may be necessary to enable the Shares to be offered and sold to the public in all of the Offering Provinces through First Energy Capital Corp. (the "Canadian Underwriter") or any other registrants who comply with the relevant provisions of the applicable Canadian Securities Legislation, not later than the close of business on the date of filing (or such other time and date as the Company and the Underwriters may agree to in writing) and, if an Expedited Review Receipt is issued, the Company shall file within three (3) business days the material required in accordance with the Expedited Review Process in the "Participating Jurisdictions" other than the "Designated Jurisdiction" (as those terms are defined in the Expedited Review Process). Any amendment to the Canadian Final Prospectus, any amended prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the Canadian Securities Legislation prior to the Closing Time or prior to the expiry of the period of distribution of the Shares in the Offering Provinces, is referred to herein collectively as the "Supplementary Material."

                 2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per share of U.S. $______ (the "Purchase Price") the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

                 On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Additional Shares and




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the Underwriters shall have the right to purchase, severally and not jointly, up to 540,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I bears to the total number of Firm Shares.

                 The Company hereby agrees and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company, and (ii) the Texas Pacific Group, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Common Shares of the Company or any securities convertible into or exercisable or exchangeable for such Common Shares or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such Common Shares, except to the Underwriters pursuant to this Agreement, for a period of 120 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation.
Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue Common Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or pursuant to the Company's Employee Stock Purchase Plan.

                 3. Terms of Public Offering. The Company is advised by you that (i) the Underwriters, other than the Canadian Underwriter, propose to make a public offering of their respective portions of the Shares in the United States as soon as you deem advisable after the Registration Statement has been declared effective and initially to offer such Shares upon the terms set forth in the Prospectus and (ii) the Canadian Underwriter proposes to make a public offering of its portion of the Shares in the Offering Provinces as soon as you deem advisable after an Expedited Review Receipt has been obtained from the Alberta Securities Commission or a receipt for the Canadian Final Prospectus has been issued by each of the Canadian Securities Commissions and to offer such Shares upon the terms set forth in the Canadian Final Prospectus.

                 The Company understands that the Shares allotted to the Canadian Underwriter will be offered and sold only in the Offering Provinces pursuant to the Canadian Final Prospectus and that the Firm Shares allocated to the other Underwriters will not be offered and sold in the Offering





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Provinces unless such Firm Shares are reallotted by the other Underwriters to the Canadian Underwriter.

                 4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third or fourth business day unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(the "Closing Date") following the date of the initial public offering, and in any event not later than _________, 1996, at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.

                 Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Subject to Section 2 hereof, any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

                 Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the applicable Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or the applicable Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire or certified or official bank checks payable in Federal funds to the order of the Company.

                 5. Agreements of the Company. The Company agrees with you:

                          (a)     To use its best efforts to cause the
         Registration Statement to become effective at the earliest possible time and to obtain an Expedited Review Receipt from the Alberta Securities Commission or receipts from the Canadian Securities Commissions for the Canadian Final Prospectus at the earliest possible time.

                          (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) when the Expedited Review Receipt has been obtained from the Alberta Securities Commission or receipts have been obtained from each of the Canadian Securities Commissions for the Canadian Final Prospectus or any Supplementary





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         Material has been filed with the Canadian Securities Commissions, (iv)
         any request from the Canadian Securities Commissions for amendments or supplements to the Canadian Final Prospectus; (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (vi) of the issuance by any Canadian Securities Commission of any order having the effect of ceasing or suspending the distribution of the Shares or ceasing or suspending the trading of the common shares of the Company in any of the Offering Provinces or preventing or suspending the use in any of the Offering Provinces of the Canadian Preliminary Prospectus or the Canadian Final Prospectus, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose, and (vii) of the happening of any event during the period referred to in paragraph (f) below which makes any statement of a material fact made in the Registration Statement, the Prospectus or the Canadian Final
         Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus or the Canadian Final Prospectus in order to make the statements therein not misleading. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any such order ceasing or suspending the distribution of the Shares, ceasing or suspending the trading of the common shares of the Company in any of the Offering Provinces or preventing or suspending such use in any of the Offering Provinces of the Canadian Preliminary Prospectus or the Canadian Final Prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

                          (c) To furnish to you, without charge, four signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

                          (d) To furnish Donaldson, Lufkin & Jenrette Securities Corporation and the Canadian Underwriter contemporaneously with the filing thereof with the Alberta Securities Commission, a copy of the Canadian Final Prospectus and any Supplementary Material, approved, signed and certified as required by the securities laws of the Offering Provinces, and shall cause commercial copies of the Canadian Final Prospectus and any Supplementary Material to be delivered to the Canadian Underwriter without charge in such cities in the Offering Provinces and in such numbers as the Canadian Underwriter may reasonably request as soon as possible and in any event within 24 hours of the time such material shall have been filed with the Alberta Securities Commission.

                          (e) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus or the Canadian Final Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434) or to file any other Supplementary Material of which you shall not previously have been advised or to which





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         you shall reasonably object; and to prepare and file with the
         Securities Commissions, promptly upon your reasonable request, any amendment to the Registration Statement or Canadian Final Prospectus or supplement to the Prospectus (including the issuance or filings of any term sheet within the meaning of Rule 434) which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

                          (f) Promptly after the Registration Statement becomes effective and an Expedited Review Receipt or receipts for the Canadian Final Prospectus have been obtained from the Canadian Securities Commissions, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus or the Canadian Final Prospectus (and of any amendment or supplement to the Prospectus or the Canadian Final Prospectus) as such Underwriter or dealer may reasonably request.

                          (g)     If during the period specified in paragraph
         (f) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus and/or the Canadian Final Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus or the Canadian Final Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus and/or the Canadian Final Prospectus to comply with any law, forthwith to prepare and file with the appropriate Securities Commission an appropriate amendment or supplement to the Prospectus and/or the Canadian Final Prospectus so that the statements in the Prospectus and/or the Canadian Final Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus and/or the Canadian Final Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                          (h) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

                          (i) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the 1933 Act, and to advise you in writing when such statement has been so made available.





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                          (j)     During the period of five years after the
         date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the registered holders of its Common Shares a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                          (k)     During the period referred to in paragraph
         (j), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the registered holders of Common Shares or filed with the Securities Commissions or any of them and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

                          (l) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the 1933 Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (f), (ii) the printing and delivery of the Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus and all amendments or supplements to any of them during the period specified in paragraph (f), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) the registration or qualification of the Shares for offer and sale in the Offering Provinces (including in each case the reasonable fees and disbursements of Canadian counsel for the Underwriters relating to such registration of qualification and opinions relating thereto), (vi) filings and clearance with the National Association of Securities Dealers, Inc. ("NASD") in connection with the offering, (vii) the listing of the Shares on the National Association of Securities Dealers Automated Quotation system ("Nasdaq") National Market and The Toronto Stock Exchange and (viii) furnishing such copies of the Registration





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         Statement, the Prospectus, the Canadian Preliminary Prospectus, the
         Canadian Final Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold. Except as otherwise provided in this Section 5(l), the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

                          (m) To use its best efforts to maintain the inclusion of such Common Shares in the Nasdaq National Market (or on a national securities exchange) for a period of three years after the effective date of the Registration Statement.

                          (n) The Company will use the net proceeds received by them from the sale of the Shares in the manner specified in the Prospectus under "Use of Proceeds."

                          (o) Prior to the time at which the distribution of the Shares is completed, the Company shall not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.

                          (p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be.

                 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission; and no Canadian Securities Commission has issued any order having the effect of ceasing or suspending the distribution of the Shares or ceasing or suspending the trading of the common shares of the Company in any of the Offering Provinces or preventing or suspending the use in any of the Offering Provinces of the Canadian Preliminary Prospectus or the Canadian Final Prospectus and, to the knowledge of the Company, no proceedings for any such purpose have been instituted or threatened.

                          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the





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         Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the 1933 Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information furnished to the Company in writing by such Underwriter through you expressly for use therein.

                          (c) (i) At the time that the Canadian Securities Commissions issue an Expedited Review Receipt or receipts for the Canadian Final Prospectus, the Canadian Final Prospectus, as subsequently amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and (ii) the Canadian Final Prospectus complies and, as amended, if applicable, will comply in all material respects with the Canadian Securities Legislation as interpreted and applied by the Canadian Securities Commissions.

                          (d) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, and each Registration Statement filed pursuant to Rule 462(b) under the 1933 Act, if any, complied when so filed in all material respects with the 1933 Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          (e) The Company does not own or control, directly or indirectly, any corporation, association, trust or other entity other than those entities listed on Schedule II hereto. Such Schedule II lists under the caption "U.S. SUBSIDIARIES" those subsidiaries that are organized in the United States (the "U.S. Subsidiaries") and under the caption "CANADIAN SUBSIDIARIES" those subsidiaries that are organized in Canada (the "Canadian Subsidiaries," and together with the U.S. Subsidiaries, the "Subsidiaries"). The Company and each of the Subsidiaries has been duly organized, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation and has full power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as an extraprovincial or foreign corporation or limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole.





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                          (f)     All of the outstanding shares of capital
         stock of, or other ownership interests in, each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except for the lien of Nationsbank of Texas, N.A., with respect to the Company's $150 million credit facility described in the Prospectus.

                          (g) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights (except for preemptive rights granted to the TPG Partners, L.P. and TPG Parallel, L.P. (collectively, "TPG") pursuant to the Securities Purchase Agreement, dated as of November 13, 1995 (the "Securities Purchase Agreement"), between the Company and TPG, which rights have been duly and effectively waived); and the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                          (h) The authorized capital stock of the Company, including the Common Shares, conforms as to legal matters to the description thereof contained in the Prospectus and the Canadian Final Prospectus.

                          (i)     Neither the Company nor any of the
         Subsidiaries is in violation of its respective charter or by-laws or other organizational documents or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and the Subsidiaries, taken as a whole, to which the Company or any of the Subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

                          (j) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states, the NASD and the Canadian Securities Legislation) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws or other organizational documents of the Company or any of the Subsidiaries or any agreement, indenture or other instrument material to the conduct of the business of the Company or the Subsidiaries to which it or any of the Subsidiaries is a party or by which it or any of the Subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of the Subsidiaries or their respective property.





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                          (k)     Except as otherwise set forth in the
         Prospectus and the Canadian Final Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated; the aggregate of all pending legal or governmental proceedings that are not described in the Prospectus and the Canadian Final Prospectus to which the Company or any Subsidiary is a party or which affect any of their respective properties, including ordinary routine litigation incidental to the business of the Company or any Subsidiary, would not have a material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole. No contract or document of a character required to be described in the Registration Statement, the Prospectus or the Canadian Final Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

                          (l)     Neither the Company nor any of the
         Subsidiaries has violated in any material respect any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole.

                          (m) The Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business; the Company and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

                          (n) Based on the prior experience of the Company and the Subsidiaries with respect to compliance with Environmental Laws, the Company reasonably has concluded that the costs and liabilities associated with compliance by the Company and the Subsidiaries with Environmental Laws are not likely to have, singly or in the aggregate, a material adverse effect on the Company and the Subsidiaries, taken as a whole.

                          (o)     The Company and each of the Subsidiaries has
         (i) generally satisfactory title to all its interests in its oil and gas properties material to the conduct of its business, title investigations having been carried out by the Company and each of the Subsidiaries in accordance with the general practice in the oil and gas industry, (ii) good and indefeasible title in fee simple to all other real property owned by it and (iii) good and indefeasible title to all personal property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests, subleases and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings of the Company and the Subsidiaries;

                          (p) The Company and each of the Subsidiaries maintains commercially reasonable amounts of adequate insurance for the protection of its assets material to the conduct of its business.

                          (q) Deloitte & Touche are independent public accountants with respect to the Company as required by the 1933 Act.

                          (r) The financial statements, together with related schedules and notes forming part of the Registration Statement, the Prospectus and the Canadian Final Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement and the Canadian Final Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with Canadian generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement, the Prospectus and the Canadian Final Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                          (s) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                          (t) Except as described in the Prospectus, no holder of any security of the Company has any right to require registration of Common Shares or any other security of the Company.

                          (u) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                          (v) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any Subsidiary except as otherwise disclosed in the Registration Statement and the Canadian Final Prospectus.

                          (w) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

                          (x) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (y) All material tax returns required to be filed by the Company and each of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                          (z) No stamp or other issuance, goods or services or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Government of Canada or any political subdivision or taxing authority thereof or therein in connection with (i) the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters or (ii) the sale and delivery outside of Canada by the Underwriters of the Shares to the initial purchasers thereof.

                          (aa)    The Company has filed a registration
         statement pursuant to Section 12(g) of the Exchange Act, to register the Common Shares and has filed applications to list the Shares on the Nasdaq National Market and The Toronto Stock Exchange, and has received notification that the listings have been approved, subject to notice of issuance of the Shares and subject to the Company fulfilling all of the requirements of the Toronto Stock Exchange as set forth in the letter of The Toronto Stock Exchange dated October 16, 1996.

                 7.       Indemnification.

                          (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
         Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the officers, directors, employees, agents and partners of each Underwriter from and against any and all losses, claims, damages, liabilities and judgments (including, but not limited to, losses, claims, damages, liabilities and judgments under the 1933 Act, the Exchange Act or under the Canadian Securities Legislation) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or judgments purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus or the Canadian Final Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) or the Canadian Final Prospectus would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

                          (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Canadian Preliminary Prospectus, the Registration Statement, the Prospectus, the Canadian Final Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or
         (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus, the Canadian Preliminary Prospectus, the Canadian Final Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus, the Canadian Preliminary Prospectus, the Canadian Final Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

                          (d)     If the indemnification provided for in this
         Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

                 8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

                          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                          (b) The Registration Statement shall have become effective not later than 5:00 p.m. (and in the case of a Registration Statement filed under Rule 462 (b) of the 1933 Act, not later than 10:00 p.m.), New York City time, on the date of this Agreement and an Expedited Review Receipt shall be obtained from the Alberta Securities Commission or receipts shall be obtained from each of the Canadian Securities Commissions for the Canadian Final Prospectus not later than 5:00 p.m. on the business day immediately following the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and no Canadian Securities Commission shall have issued any order having the effect of ceasing or suspending the distribution of the Shares or ceasing or suspending the trading of the common shares of the Company in any of the Offering Provinces or preventing or suspending the use in any of the Offering Provinces of the Canadian Final Prospectus and, to the knowledge of the Company, no proceedings for such purpose shall have been instituted or threatened.

                          (c) (i) Since the date of the latest balance sheet included in the Registration Statement, the Prospectus and the Canadian Final Prospectus there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company and the Subsidiaries, taken as a whole, (ii) since the date of the latest balance sheet included in the Registration Statement, the Prospectus and the Canadian Final Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement, the Prospectus and the Canadian Final Prospectus, (iii) the Company and its Subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its Subsidiaries, taken as a whole, other than those reflected in the Registration Statement, the Prospectus and the Canadian Final Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Gareth Roberts and Phil Rykhoek, in their capacities as the President, Chief Executive Officer and Director and the Chief Financial Officer and Secretary of the Company, confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 8.

                          (d) You shall have received on the Closing Date an opinion (satisfactory to you), dated the Closing Date, of Burnet, Duckworth & Palmer, Canadian counsel for the Company, to the effect that:

                                  (i) the Company and each of the Canadian Subsidiaries has been incorporated, is validly existing as a corporation under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                                  (ii) the Company and each of the Canadian Subsidiaries is duly qualified and is registered as an extra provincial or foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and the Canadian Subsidiaries, taken as a whole;

                                  (iii)    all of the outstanding shares of
                 capital stock of each of the Canadian Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear to the knowledge of such counsel of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                                  (iv)     The authorized share capital of the
                 Company consists of an unlimited number of common shares, _________ of which are issued and outstanding, and two classes of preferred shares, unlimited in number and issuable in series, _________ of which are issued and outstanding, and all outstanding Common Shares have been duly authorized and validly issued and are fully-paid and non- assessable;

                                  (v)      the form of definitive share
                 certificate representing the Common Shares has been duly approved and adopted by the Company, and complies with all legal requirements including the legal requirements of The Toronto Stock Exchange;

                                  (vi)     the Shares have been duly
                 authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights arising by operation of law, under the charter or by-laws of the Company or, to the best of such counsel's knowledge, after due inquiry, otherwise (except for pre-emptive rights granted to TPG pursuant to the Security Purchase Agreement, which rights have been waived by TPG in connection with the offering of the Shares);

                                  (vii)    the Common Shares are listed and
                 posted for trading on The Toronto Stock Exchange and the Shares have been conditionally approved for listing subject to the Company fulfilling all of the requirements of The Toronto Stock Exchange as set forth in the letter of The Toronto Stock Exchange dated October 16, 1996;

                                  (viii)   this Agreement has been duly
                 authorized, executed and, to the extent delivery is a matter governed by the laws of the province of Alberta, delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

                                  (ix)     the authorized capital stock of the
                 Company, including the Common Shares, conforms as to legal matters to the description thereof contained in the Prospectus and the Canadian Final Prospectus;

                                  (x)      the statements under the captions
                 "Description of Capital Stock," "Canadian Taxation and the Investment Canada Act" and "Service and Enforcement of Legal Process" of Securities" in the Prospectus and the Canadian Final Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                                  (xi)     neither the Company nor any of the
                 Canadian Subsidiaries is in violation of its respective charter or by-laws;

                                  (xii)    the execution, delivery and
                 performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (other than the Canadian Securities Commissions and the Toronto Stock Exchange) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of the Canadian Subsidiaries, or violate or conflict with any laws, administrative regulations or, to the best of such counsel's knowledge, after due inquiry, rulings or court decrees applicable to the Company or any of the Subsidiaries or their respective properties;

                                  (xiii) all approvals, permits, consents and authorizations of the Canadian Securities Commissions have been obtained to qualify the issuance and sale of the Shares to the public in the Offering Provinces through registrants registered under the applicable laws of the Offering Provinces who have complied with the relevant provisions of such applicable laws;

                                  (xiv)    to the best of such counsel's
                 knowledge, after due inquiry, other than as described in the Registration Statement and the Prospectus, no holder of any security of the Company has any right to require registration of Common Shares or any other security of the Company;

                                  (xv)     to the best of such counsel's
                 knowledge, no action, suit or proceeding is pending or threatened against or affecting the Company or any of the Subsidiaries or any of their respective properties before or by any court, governmental official, commission, board or other administrative agency wherein an unfavorable decision, order, ruling or finding would have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole;

                                  (xvi) no stamp or other issuance, goods or services or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Government of Canada or any political subdivision or taxing authority thereof or therein in connection with (i) the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters or (ii) the sale and delivery outside of Canada by the Underwriters of the Shares to the initial purchasers thereof;

                                  (xvii)   insofar as matters of federal
                 Canadian and Alberta law are concerned, (A) the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company and (B) the Canadian Final Prospectus and the filing of the Canadian Final Prospectus has been duly authorized by and on behalf of the Company, and the Canadian Final Prospectus has been duly executed pursuant to such authorization by and on behalf of the Company;

                                  (xviii)  the Shares are eligible for
                 investment as set forth under the heading "Eligibility for Investment" in the Canadian Final Prospectus;

                                  (xix)    such counsel is of the opinion that
                 the Canadian Final Prospectus and any amendments thereto (excluding the financial statements and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) appears on its face to have been appropriately responsive in all material respects as to the requirements of the securities laws, rules and regulations of the Offering Provinces as interpreted and applied by the relevant Canadian Securities Commission;

                                  (xx) nothing has come the to attention of such counsel which would lead such counsel to believe that (except for the financial statements and other financial, accounting or statistical data included or incorporated in the Canadian Final Prospectus or omitted therefrom, and other than with respect to information which is related solely to the Underwriters) the Canadian Final Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                                  (xxi)    the consent to jurisdiction in New
                 York of the Company contained herein will be valid and binding on the Company; in an action on a final judgment in personam against the Company of a New York court that is not impeachable as void or voidable under New York law, a court in any of the Offering Provinces (a "Canadian Court") would give effect to the appointment by the Company of ___________________ as its agent for service and to the service of process in the manner set forth in the relevant section of such agreements, whereby the Company has submitted to the jurisdiction in any New York court and to the terms of the relevant section, assuming its validity under New York law; should enforcement of this Agreement be sought in any of the Offering Provinces (each a "Relevant Province") in accordance with the laws of New York, a Canadian Court would recognize the choice of New York law (other than for matters of procedure, in respect of which the laws of the Relevant Province would be applied), and, upon appropriate evidence as to such law being adduced, apply such law, provided that none of the provisions of this Agreement or of applicable New York law is contrary to public policy as that term is understood under the laws of the Relevant Province and the federal laws of Canada applicable therein; provided, however, that a Canadian Court would retain discretion to decline to hear such action if it is contrary to public policy, as that term is understood under the laws of the Relevant Province and the federal laws of Canada applicable therein, or if it is not the proper forum to hear such an action or if concurrent proceedings are being brought elsewhere, and they are not aware of any reason why, in the circumstances, contemplated by this Agreement a Canadian Court would decline to apply New York law or to hear such an action based on public policy; the laws of Canada and the laws of the Relevant Province would permit an action to be brought in a Canadian Court on a final and conclusive judgment in personam of a New York court respecting the enforcement of this Agreement for a sum certain if: (a) the court rendering such judgment properly exercised jurisdiction over the judgment debtor as recognized by the courts of the Relevant Province (and submission to the non-exclusive jurisdiction of the New York court by the Company pursuant to this Agreement will be sufficient for the purpose); (b) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as that term is understood under the laws of the Relevant Province and the federal laws of Canada considered applicable therein or contrary to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada); (c) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws;
                 (d) no new admissible evidence relevant to the action is discovered prior to the rendering of the judgment by the Canadian Court; (e) the action to enforce such judgment is commenced within six years of the date of such judgment; and
                 (f) in the case of judgment obtained by default, there has been no manifest error in the granting of such judgment, and that they are not aware of any reason why, in the circumstances contemplated by this Agreement, such an action could not be brought in the Relevant Province based on public policy (provided that the opinion given in this clause may be qualified to the extent that a court may decline to enforce rights of indemnity and contribution and that judgments are subject to the Currency Act (Canada)).

                          In rendering such opinion, such counsel may state that they express no opinion as to matters governed by laws other than the federal laws of Canada and the laws of the Offering Provinces.

                          The opinion of Burnet, Duckworth & Palmer described in paragraph (d) above shall be rendered to you at the request of the Company and shall so state therein.

                          (e) You shall have received on the Closing Date an opinion (satisfactory to you), dated the Closing Date, of Jenkens & Gilchrist, a Professional Corporation, counsel for the Company, to the effect that:

                                  (i)      the Company has been duly
                 incorporated, is validly existing as a corporation under the laws of its jurisdiction of organization and has full power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                                  (ii)     Denbury Management, Inc. has been
                 duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of organization and has full power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties; each of the other U.S. Subsidiaries is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of organization;


                                  (iii)    Denbury Management, Inc. is duly
                 qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

                                  (iv)     all of the outstanding shares of
                 capital stock of, or other ownership interests in, Denbury Management, Inc. have been duly and validly authorized and issued and are fully paid and non-assessable, and, to such counsel's knowledge, are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (except for the lien of Nationsbank of Texas, N.A., with respect to the Company's $150 million credit facility described in the Prospectus);

                                  (v)      to the knowledge of such counsel,
                 the issuance of the Shares is not subject to any preemptive or similar rights (except for preemptive rights granted to TPG pursuant to the Securities Purchase Agreement, which rights have been duly and effectively waived by TPG in connection with the offering of the Shares);

                                  (vi)     assuming due authorization,
                 execution and delivery of this Agreement under Canadian federal and Alberta law, this Agreement has been duly executed and delivered by the Company;

                                  (vii)    the Registration Statement has
                 become effective under the 1933 Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                                  (viii)   the statements under the captions
                 "Risk Factors -- Governmental and Environmental Regulation", "Business and Properties -- Regulations", and "Shares Eligible for Future Sale" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present in all material respects, the information called for with respect to such legal matters, documents and proceedings;

                                  (ix)     to the knowledge of such counsel,
                 Denbury Management, Inc. is not in violation of its charter or by-laws;

                                  (x)      the execution, delivery and
                 performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any U.S. court, regulatory body, administrative agency or other governmental body (except as such may be required under the 1933 Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Denbury Management, Inc. or any agreement, indenture or other instrument which is an exhibit to the Registration Statement or a document incorporated by reference therein, or violate or conflict with any laws, administrative regulations or rulings or, to the knowledge of such counsel, court decrees applicable to the Company or any of the Subsidiaries or their respective properties;

                                  (xi)     to the knowledge of such counsel,
                 there are not any legal or governmental proceedings pending or threatened to which the Company or any of the Subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                                  (xii)    the Company is not an "investment
                 company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                                  (xiii)   to the knowledge of such counsel,
                 except as described in the Prospectus, no holder of any security of the Company has any right to require registration of Common Shares or any other security of the Company;

                                  (xiv)    the Registration Statement
                 (including any Registration Statement filed under 462 (b) of the 1933 Act, if any) and the Prospectus and any supplement or amendment thereto (except for financial statements and reserve information as to which no opinion need be expressed) comply as to form in all material respects with the 1933 Act;

                                  (xv)     such counsel shall state that such
                 counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel is not passing upon and does not assume any responsibility for and have not verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, and have not made any independent check or verification thereof, on the basis of the foregoing no facts have come to the attention of such counsel that lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the

                 Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the exhibits and the financial statements and other financial and statistical data included therein).

                          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                          The opinion of Jenkens & Gilchrist, a Professional Corporation described in paragraph (d) above shall be rendered to you at the request of the Company and shall so state therein.

                          (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Baker & Botts, L.L.P., counsel for the Underwriters, as to the matters referred to in clauses (i),
         (v) (solely as to preemptive rights arising by operation of law or under the charter or by-laws of the Company), (vi), (viii), (ix) (but only with respect to the statements under the caption "Underwriting") and (xvii) of the foregoing paragraph (e). In giving such opinion with respect to the matters covered by clause (xvii) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                          (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of McMillan Binch, Canadian counsel for the Underwriters, as to the matters referred to in clauses
         (i) (solely as to the Company), (vi) (solely as to preemptive rights arising by operation of law or under the charter or by-laws of the Company), (viii) (solely as to due authorization, execution, and delivery), (ix) and (xiii) of the foregoing paragraph (d). In rendering such opinion, such counsel may state that they express no opinion as to matters governed by laws other than the federal laws of Canada and the laws of the Offering

         Provinces. In rendering their opinion with respect to the matters referred to in clauses (viii) and (xiii) of the foregoing paragraph
         (d), such counsel may rely on the opinion of Burnet, Duckworth & Palmer, Canadian counsel to the Company, to the extent that the matters referred to therein are governed by the laws of the Provinces of Alberta or British Columbia.

                          (h) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Deloitte & Touche, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Deloitte & Touche on the date of this Agreement.

                          (i) The Company shall have delivered to you the agreements specified in Section 2 hereof.

                          (j) The sale by the Company of 800,000 of its Common Shares to TPG pursuant to the Stock Purchase Agreement, dated as of October 2, 1996, between the Company and TPG shall have been consummated prior to or concurrently with the sale by the Company of the Firm Shares pursuant to this Agreement.

                          (k) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

                 9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission and an Expedited Review Receipt or receipts for the Canadian Final Prospectus has been obtained from the Canadian Securities Commissions.

                 This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred or come into effect: (i) since the respective dates as of which information is given in the Registration Statement, the Prospectus, Canadian Final Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the earnings, affairs, or business prospects of the Company or any of its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus or the Canadian Final Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States, Canada or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus or the Canadian Final Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange, The Toronto Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market, (iv) the enactment, publication, decree or other promulgation of any United States or Canadian federal, state or provincial statute, regulation, rule or order of any United States or Canadian court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (v) the declaration of a banking moratorium by either United States or Canadian federal or New York State authorities or (vi) the taking of any action by any United States or Canadian federal, state, provincial or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States and/or Canada.

                 If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, the Prospectus, the Canadian Final Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

                 10. Agent for Service; Submission to Jurisdiction. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgement of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The Company has appointed CT Corporation System, 1633 Broadway, New York, New York, 10019, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

                 11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Denbury Resources, Inc., 17304 Preston Road, Suite 200, Dallas, Texas 75252, and (b) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                 The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

                 If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this

Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

                 Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

                 THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                 Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                        Very truly yours,

                                        DENBURY RESOURCES, INC.


                                        By:
                                           ------------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
PRUDENTIAL SECURITIES INCORPORATED
JOHNSON RICE & COMPANY L.L.C.

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By:  DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


     By:
        -------------------------------
        Name:
             --------------------------
        Title:
              -------------------------

                                   SCHEDULE I


                                                                                   Number of Firm Shares
                                Underwriters                                          to be Purchased
                                ------------                                       ---------------------
 Donaldson, Lufkin & Jenrette, Securities Corporation  . . . . . . . . . .
 Prudential Securities Incorporated  . . . . . . . . . . . . . . . . . . .
 Johnson Rice & Company L.L.C. . . . . . . . . . . . . . . . . . . . . . .






                                                                                         ---------
                                                                      Total              3,600,000
                                                                                         =========

                                  SCHEDULE II


U.S. SUBSIDIARIES

         Denbury Management, Inc.
         Denbury Marine L.L.C.
         Brymore Energy Corp.


CANADIAN SUBSIDIARIES

         Denbury Holdings, Inc.